UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-24002

TCW Private Asset Income Fund
(Exact name of registrant as specified in charter)

515 South Flower Street, Los Angeles, CA 90071
(Address of principal executive offices)

Peter Davidson, Esq.
Vice President and Secretary
515 South Flower Street
Los Angeles, CA 90071
(Name and address of agent for service)

Registrant’s telephone number, including area code: (213)
244-0000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2025

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

 Annual Report

  December 31, 2025

TCW Private Asset Income Fund

TCW Private Asset Income Fund (TPAY)

To the shareholders of the TCW Private Asset Income Fund:
Dear Shareholders,
TCW is pleased to present the 2025 annual report for the
TCW
Private Asset Income Fund (“TPAY” or the “Fund”). Since its launch in April 2025, TPAY has been designed to deliver consistent, income-oriented performance driven by diversified exposure to high quality asset backed collateral. We appreciate the trust you have placed in us and welcome the opportunity to review the Fund’s performance, positioning, and our outlook.
Executive Summary
From inception to the end of 2025, TPAY returned 5.89% for the I Share class (other share classes listed below) and ended the year with $431 million in assets under management. TPAY’s returns include the impact of the portfolio’s cash position as the Fund ramped allocations over the course of the year, with cash declining meaningfully as deployment progressed.
The portfolio’s yield to worst averaged 7.73% over the course of the year, noting that this includes a period of cash drag in the Fund’s early months of deployment. TPAY’s forward yield was 9.76% as of December 31, 2025. The average rating sat at BB+ by year-end.

Key Facts as of December 31, 2025
Total Assets Under Management	$431M
Distributions	Declared Daily, Paid Quarterly
		Q2 2025	Q3 2025	Q4 2025
	A Share	$0.1481	$0.1684	$0.3275
	I Share	$0.1620	$0.1906	$0.2227
	I-3 Share	$—	$0.0764	$0.1993
Annualized Dividend Yield	As of 12/31/2025
	A Share			8.65%
	I Share			7.64%
	I-3 Share			7.86%
Weighted Average Yield (based on fair value, excluding cash)				9.76%
Effective Duration				1.02 Years
SEC Yield (30-day current yield ended 12/31/2025)	A Share			7.23%
	I Share			7.91%
	I-3 Share			7.83%
Fund Performance (%)			Q4 2025	Since Inception
	A Share		1.78%	5.36%
	I Share		1.94%	5.89%
	I-3 Share		2.01%	2.81%
Expense Ratio (%)			Net	Sales Load
	A Share		2.12%	3.50%
	I Share		1.38%
	I-3 Share		1.59%

Sector Allocation

	Fair Value ($)	% of Portfolio
Credit Cards	151,081,872	33.32%
Hard Assets	64,943,725	14.32%
Commercial	58,720,701	12.95%
Money Market Fund	39,107,632	8.62%
Auto	32,629,762	7.20%
Unsecured Installment Loans	31,110,915	6.86%
Real Estate	24,167,896	5.33%
Residential Mortgage Credit	20,753,739	4.58%
Consumer Credit – Other	19,496,901	4.30%
Financial Assets	10,000,000	2.21%
Home Improvement	1,424,443	0.31%
Grand Total	453,437,586	100.00%

Home Improvement
<1%
Financial Assets
2%
Consumer Credit - Other
4%
Residential Mortgage Credit
5%
Real Estate
5%
Unsecured Installment Loans
7%
Auto
7%
Money Market Fund
9%
Commercial
13%
Hard Assets
14%
Credit Cards
33%

Source: TCW; May not total 100% due to rounding
Portfolio characteristics and securities are subject to change at any time. There is no assurance that any of the securities mentioned will remain in the underlying Fund’s portfolio. Allocations shown are subject to change. It should not be assumed that an investment in the securities listed was or will be profitable.
Market Backdrop
The global economy remained resilient through tariff shocks, a historic U.S. government shutdown, softening labor conditions, and geopolitical uncertainty in 2025. U.S. GDP slowed mid-year
but
re-accelerated
in the fourth quarter, supported by fiscal measures and improving consumer balance sheets, while inflation oscillated around 3% before easing late in the year. Growth expectations stabilized, supported by improving financial conditions, booming technology investment, and three Federal Reserve cuts in the second half of the year.
Fixed income markets showed remarkable resilience, with the broad Bloomberg U.S. Aggregate Index returning 7.3% over the full year, with agency mortgage backed securities leading performance. Public credit market valuations continued to trade around record tights, with investment grade and high yield spreads ending the year at 78 basis points and 266 basis points, respectively.

Within credit alternatives, 2025 was characterized by strong investor demand, continued bank retrenchment, and attractive private market opportunities across asset backed finance. While public credit valuations tightened meaningfully, private credit markets continued to offer compelling relative value, particularly in structured and asset backed transactions where disciplined underwriting and structural protections remained paramount.
Portfolio Commentary and Deployment
Against this backdrop, TPAY continued to deliver consistent, income-oriented
performance driven by diversified exposure to
high-quality
asset-backed
collateral. The Fund has exposure across consumer, commercial, mortgage-related,
and
hard-asset
sectors, including significant allocations to credit cards,
small-business
lending, and auto finance.
Deal deployment over the year was robust, with 48 deals funded totaling $491 million. Investments included loans across consumer, real estate, prime auto, and non-prime
auto exposures. As the portfolio approaches full deployment, we have greater flexibility to identify the best sources of risk-adjusted
return across the liquidity spectrum. Relatedly, we continue to monetize more liquid opportunities acquired during periods of broad market volatility earlier in the year.
Investment Philosophy: Collateral and Structure
There are two primary considerations when we first examine an investment: the quality of the collateral and the structure of the financing.
In assessing collateral, we evaluate the
loss-adjusted
yield of the asset, the range of potential negative outcomes for the pool of assets and how much is priced into unit economics, the incentive of the originator to create high-quality
assets and how aligned we are, and whether asset performance is likely to be cyclical or secularly driven.
The second primary consideration of our investment process is the structure of the financing. The structuring of asset-backed
finance transactions affords multiple levers to impact risk, return, and duration. Cashflow triggers, credit enhancement, reserve accounts, and borrower covenants create downside protection, while relative differences between senior and mezzanine funding spreads can lead to opportunities for excess return.
Portfolio Construction and Risk Profile
We ended the year with a robust, diversified portfolio with minimal first-loss
exposure. While optically “
overweight
” consumer assets, the portfolio has no exposure to whole loans or leveraged consumer credit. The portfolio carried an average rating of BB+ and a weighted average life (WAL) of approximately 1.02 years. Every position is structured to withstand multiples of base-case
loss assumptions before impairment.
The only position categorized as
first-loss
exposure (meaning any collateral loss in excess of our assumptions will reduce our return) is a portfolio of short-duration
commercial real estate bridge loans with an average
loan-to-value
of 50%, supported by personal guarantees from
super-prime
borrowers.

Looking Ahead
As we look ahead to 2026, we see numerous opportunities to provide structurally protected capital to borrowers across a wide variety of asset classes. Given the compression of risk premia across markets, transactions can offer similar yields despite meaningfully different risk profiles.
For example, a typical borrower has a senior asset-backed facility provided by a constrained bank or insurance lender. Often this capital is limited by a combination of ratings, loan-to-value,
and other capital charges. Our mezzanine capital, however, provides incremental leverage along with greater flexibility. In exchange, we can command higher yields and impose asset-
and
borrower-specific
triggers and covenants. The result is an
investment-grade-like
loan structured to withstand significant credit deterioration. Importantly, this capital should not be associated with “risky” or “subordinate” capital, as is often the connotation in corporate lending. Rather, these investments should be considered the private version of
BB-
and
BBB-rated
structured products, which have empirically demonstrated resilience across a wide variety of economic environments.
Closing
We have constructed a conservative portfolio, focusing on covenants and structure over excess spread. We believe this approach positions TPAY well to take advantage of volatility across asset classes in both public and private markets. We are excited about the opportunity set ahead and are grateful for your continued trust and partnership.
Sincerely,
Dylan Ross
Managing Director,
Portfolio Manager and
Head of Asset - Backed Finance

TCW Private Asset Income Fund

Top Holdings and Industries	December 31, 2025

Portfolio holdings and industries are subject to change. Percentages are as of December 31, 2025, and are based on fair values over net assets.

Top Ten Industries (1)
Credit Cards - Near Prime	17.8%
Other - Secured	11.6%
Credit Cards - Prime	11.4%
Small Business Lending - Near Prime	6.7%
Credit Cards - Non Prime	5.8%
Commercial Real Estate	5.6%
Small Business Lending - Prime	4.7%
Other - Unsecured	4.5%
Agency & Non-Agency Residential Mortgages - Near Prime	4.3%
Prime and Non-Prime Auto - Prime	3.9%

Top Ten Holdings (2)
Mercury Financial Credit Card Master Trust	14.4%
Cardless Asset Receivable Trust	10.9%
Sothebys Art Loan Trust LLC	8.6%
Arra Finance Automobile Trust I	3.6%
Flexible Finance SPV III, LLC	3.0%
Ondeck Asset Securitization Trust	2.8%
Perimeter Master Note Trust	2.3%
Nomura Corporate Funding Americas LLC	2.3%
FF Asset Securitization LLC	2.2%
Upgrade, Inc.	2.2%

(1)	While not an industry, money market fund, which is short term cash management vehicle, represents 9.1% of net assets.
(2)	Holdings in money market fund are excluded.

TCW Private Asset Income Fund

Consolidated Schedule of Investments	December 31, 2025

Investments (1)	Description	Footnotes	Industry	Interest Rate	Reference Rate & Spread (2)	Maturity Date	Principal	Amortized Cost (3)	Fair Value
Asset Backed Loans
Mezzanine Debt — 43.7%
Arra Finance Automobile Trust I	Revolver	(4)(5)	Prime and Non-Prime Auto - Non Prime	11.59%	90-day SOFR+790	07/26/2027	$15,810,500	$15,612,553	$15,652,395
Cardless Asset Receivable Trust	Revolver	(4)(5)	Credit Cards - Prime	12.67%	90-day SOFR+900	04/15/2028	47,384,990	47,034,199	47,029,603
Cherry SPV IX LLC	Revolver	(4)(5)	Unsecured Installment Loans - Prime	10.99%	90-day SOFR+700	10/01/2029	1,953,665	1,851,909	1,950,546
Flexible Finance SPV III, LLC	Revolver	(4)(5)	Other - Unsecured	10.69%	90-day SOFR+700	05/20/2028	13,029,411	12,941,176	12,996,838
Imprint Payments, Inc.	Revolver	(4)(5)	Credit Cards - Prime	10.62%	30-day SOFR+675	07/01/2027	2,368,420	2,190,536	2,361,665
Mercury Financial Credit Card Master Trust	Revolver	(4)(5)	Credit Cards - Near Prime	11.67%	30-day SOFR+780	04/20/2029	61,935,483	61,859,792	62,027,178
Sothebys Art Loan Trust LLC	Revolver	(4)(5)	Other - Secured Prime and Non-Prime	9.04%	90-day SOFR+525	12/20/2029	37,145,668	37,145,668	37,145,668
Upgrade, Inc.	Revolver	(4)(5)	Auto - Prime	10.53%	30-day SOFR+675	12/15/2028	9,503,841	9,306,548	9,410,383

								187,942,381	188,574,276

Senior Debt — 7.2%
3795 Roy Richards MOB LLC	Bridge Loans	(4)(6)	Commercial Real Estate	10.99%		05/01/2026	2,300,000	2,298,024	2,304,346
4J South Bay LLC	Bridge Loans	(4)(6)	Commercial Real Estate	10.50%		06/01/2026	1,058,575	1,058,575	1,061,715
7111 E 21st St LLC	Bridge Loans	(4)(6)	Commercial Real Estate	11.00%		08/01/2027	1,399,009	1,392,368	1,411,290
Chimney Partners, LLC	Bridge Loans	(4)(6)	Commercial Real Estate	9.25%		06/01/2026	3,400,000	3,400,000	3,411,753
Hammill Project LLC	Bridge Loans	(4)(6)	Commercial Real Estate	9.75%		08/01/2026	1,800,000	1,800,000	1,805,395
Keystone Capital LLC	Bridge Loans	(4)(6)	Commercial Real Estate	10.50%		08/01/2026	1,920,000	1,916,181	1,927,832
King 25 LLC	Bridge Loans	(4)(5)(6)	Commercial Real Estate	9.99%		07/01/2026	1,692,447	1,692,447	1,699,580
Nomura Corporate Funding Americas LLC	Participation Agreement	(4)	Fund Finance	7.17%	30-day SOFR+350	04/11/2030	10,000,000	10,000,000	10,000,000
Riverside 25 LLC	Bridge Loans	(4)(5)(6)	Commercial Real Estate	9.99%		07/01/2026	1,482,000	1,482,000	1,488,505
Whitsett Dream LLC	Bridge Loans	(4)(6)	Commercial Real Estate	10.50%		01/01/2027	5,980,000	5,980,000	6,026,613

								31,019,595	31,137,029

Asset Backed Loans Total — 50.9%								$218,961,976	$219,711,305

Asset Backed Securities
Mezzanine Debt — 36.7%
Affirm Master Trust	Series 2025-2A, Class E	(7)	Unsecured Installment Loans - Prime	7.65%		07/15/2033	$7,000,000	$6,999,959	$7,102,290
Aqua Finance Trust	Series 2025-A, Class C	(7)	Home Improvement - Prime	5.81%		12/19/2050	1,405,038	1,405,033	1,424,443
Avis Budget Rental Car Funding	Series 2021-2A, Class D	(7)	Other - Secured	4.08%		02/20/2028	$6,500,000	$6,273,195	$6,408,906

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund

Consolidated Schedule of Investments (Continued)

Investments (1)	Description	Footnotes	Industry	Interest Rate	Reference Rate & Spread (2)	Maturity Date	Principal	Amortized Cost (3)	Fair Value
Avis Budget Rental Car Funding	Series 2023-7A, Class D	(7)	Other - Secured	7.98%		08/21/2028	6,460,000	6,459,875	6,592,545
Cherry Securitization Trust	Series 2024-1A, Class D	(7)	Unsecured Installment Loans - Prime	12.28%		04/15/2032	1,000,000	1,024,905	1,022,182
Consolidated Communications LLC	Series 2025-4A, Class C	(7)	Fiber	8.10%		12/20/2055	8,000,000	8,108,017	8,185,221
FF Asset Securitization LLC	Series 2025-1A, Class C	(7)	Small Business Lending - Non Prime	11.17%		12/17/2031	9,500,000	9,499,964	9,532,944
Fora Financial Asset Securitization	Series 2024-1A, Class C	(7)	Small Business Lending - Prime	8.03%		08/15/2029	3,900,000	3,928,231	3,925,692
Fortiva Retail Credit Master Note Business Trust	Series 2025-2, Class C	(4)(7)	Credit Cards - Near Prime	12.52%		05/15/2031	7,700,000	7,699,181	7,718,909
Mission Lane Credit Card Master Trust	Series 2024-B, Class D	(7)	Credit Cards - Near Prime	9.16%		01/15/2030	4,000,000	4,012,068	4,036,169
Mission Lane Credit Card Master Trust	Series 2024-B, Class E	(7)	Credit Cards - Near Prime	12.19%		01/15/2030	3,000,000	3,013,210	3,026,114
NFAS, LLC	Series 2025-1, Class C	(7)	Small Business Lending - Near Prime	8.19%		05/15/2031	7,602,000	7,600,211	7,743,903
NFAS, LLC	Series 2025-1, Class D	(7)	Small Business Lending - Near Prime	11.93%		05/15/2031	4,669,000	4,668,653	4,717,691
Ondeck Asset Securitization Trust	Series 2024-2A, Class B	(7)	Small Business Lending - Prime	5.42%		10/17/2031	1,375,000	1,353,430	1,379,898
Ondeck Asset Securitization Trust	Series 2024-1A, Class C	(7)	Small Business Lending - Prime	8.99%		06/17/2031	12,000,000	12,239,962	12,285,274
Ondeck Asset Securitization Trust	Series 2025-2A, Class D	(7)	Small Business Lending - Prime	8.58%		11/17/2032	2,800,000	2,803,065	2,821,822
Perimeter Master Note Business Trust	Series 2025-1A, Class C	(7)	Credit Cards - Non Prime	8.49%		12/16/2030	5,000,000	4,999,060	5,043,589
Perimeter Master Note Business Trust	Series 2025-1A, Class D	(7)	Credit Cards - Non Prime	12.80%		12/16/2030	5,000,000	4,999,480	5,041,489
Perimeter Master Note Trust	Series 2025-2, Class C	(4)(7)	Credit Cards - Non Prime	8.94%		09/15/2031	10,000,000	10,000,000	10,016,343
Perimeter Master Note Trust	Series 2025-2, Class D	(4)(7)	Credit Cards - Non Prime	13.24%		09/15/2031	5,000,000	5,000,000	5,008,978
Reach Financial, LLC	Series 2025-2A, Class D	(7)	Unsecured Installment Loans - Non Prime	7.31%		08/18/2032	1,900,000	1,904,901	1,925,884
Reach Financial, LLC	Series 2023-1A, Class D	(7)	Unsecured Installment Loans - Non Prime	12.27%		02/18/2031	5,427,000	5,807,008	5,754,156
RFS Asset Securitization II LLC	Series 2024-1, Class C	(7)	Small Business Lending - Near Prime	8.35%		07/15/2031	1,750,000	1,757,822	1,783,891
RFS Asset Securitization LLC	Series 2025-1, Class C	(7)	Small Business Lending - Near Prime	7.65%		05/15/2032	5,809,000	5,829,684	5,857,124
RFS Asset Securitization LLC	Series 2025-1, Class D	(7)	Small Business Lending - Near Prime	11.11%		05/15/2032	2,000,000	1,999,955	2,022,517

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund

December 31, 2025

Investments (1)	Description	Footnotes	Industry	Interest Rate	Reference Rate & Spread (2)	Maturity Date	Principal	Amortized Cost (3)	Fair Value
RFS Asset Securitization LLC	Series 2025-1, Class E	(7)	Small Business Lending - Near Prime, Prime and Non-Prime	13.11%		05/15/2032	$6,576,000	$6,575,861	$6,649,945
Santander Bank Auto Credit Linked Notes	Credit Linked Notes Series 2022-C, Class G	(7)	Auto - Prime	18.06%		12/15/2032	7,075,000	8,080,176	7,712,097
Sunbit Asset Securitization Trust	Series 2025-1, Class D	(7)	Unsecured Installment Loans - Near Prime	7.92%		07/15/2030	1,000,000	999,941	1,019,066
Upstart Securitization Trust	Series 2025-3, Class D	(7)	Unsecured Installment Loans - Near Prime	7.41%		09/20/2035	7,500,000	7,511,340	7,446,904
Upstart Securitization Trust	Series 2025-4, Class D	(7)	Unsecured Installment Loans - Near Prime	7.67%		11/20/2035	5,000,000	4,999,000	5,001,727

								157,553,187	158,207,713

Senior Debt — 3.0%
AMDR ABS Trust	Series 2025-1A, Class A	(7)	Other - Unsecured	6.38%		12/19/2033	6,544,364	6,544,351	6,555,724
PK ALIFT Loan Funding	Series 2025-2, Class A	(7)	Aircraft	4.75%		03/15/2043	6,588,419	6,588,284	6,611,385

								13,132,635	13,167,109

Asset Backed Securities Total – 39.7%								$170,685,822	$171,374,822

Collateralized Loan Obligation
Mezzanine Debt — 0.7%
PFP III	Series 2025-12, Class D	(7)	Commercial Real Estate	6.83%		12/18/2042	$3,000,000	$3,033,711	$3,030,868

Collateralized Loan Obligation Total – 0.7%								$3,033,711	$3,030,868

Residential Mortgage Backed Securities
Mezzanine Debt — 0.6%
PRPM 2025-RPL3, LLC	Series 2025-RPL3	(7)	Agency & Non-Agency Residential Mortgages - Near Prime	3.25%		04/25/2055	$3,000,000	$2,647,515	$2,806,613

								2,647,515	2,806,613

Senior Debt — 4.2%
Angel Oak Mortgage Trust	Series 2025-HB1, Class A-1	(7)	Agency & Non-Agency Residential Mortgages - Near Prime	5.67%	30-day SOFR+180	02/25/2055	2,256,877	2,256,877	2,272,804

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund

Consolidated Schedule of Investments (Continued)

Investments (1)	Description	Footnotes	Industry	Interest Rate	Reference Rate & Spread (2)	Maturity Date	Principal	Amortized Cost (3)	Fair Value
Pretium Mortgage Credit Partner	Series 2025-NPL4, Class A-1	(7)	Agency & Non-Agency Residential Mortgages - Non Prime	6.37%		05/25/2055	$2,173,520	$2,173,519	$2,185,758
PRPM 2025-2, LLC	Series 2025-2, Class A-1	(7)	Agency & Non-Agency Residential Mortgages - Near Prime	6.69%		05/25/2030	9,020,323	9,015,604	9,043,919
PRPM 2025-RPL3, LLC	Series 2025-RPL3	(7)	Agency & Non-Agency Residential Mortgages - Near Prime	3.25%		04/25/2055	4,584,949	4,333,592	4,444,645

								17,779,592	17,947,126

Residential Mortgage Backed Securities Total — 4.8%								$20,427,107	$20,753,739

Money Market Fund
Dreyfus Treasury Obligations Cash Management Fund		(8)		3.69%		01/05/2050	$39,107,632	$39,107,632	$39,107,632

Money Market Fund Total — 9.1%								$39,107,632	$39,107,632

Total Investments — 105.2%								$452,216,248	$453,978,366

Net unrealized depreciation on unfunded commitments (-0.1%)									(540,780)
Liabilities in excess of other assets (-5.1%)									(22,128,656)

Net Assets (100.0%)									$431,308,930

(1)	Unless otherwise indicated, issuers of debt investments held by the Fund are denominated in U.S. dollars. All debt investments are income producing unless otherwise indicated.
(2)
Represents the interest rate for a variable or floating rate security, determined as Reference Rate + Basis Point spread. Stated interest rate represents the
“all-in”
rate as of December 31, 2025. As of December 31, 2025, the reference rates for the Fund’s variable rate securities were the
30-day
Secured Overnight Financing (“SOFR”) at 3.79% and the
90-day
SOFR at 4.01%.

(3)
The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on loan investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(4)	The value of this security was determined using significant unobservable inputs. See Note 4. Fair Value Measurement.
(5)	The Fund has unfunded commitment to fund revolvers and bridge loans. See Note 6. Commitments and Contingencies.
(6)	The security position is held at Trestles LLC (the “SPV”) and has been segregated as collateral against outstanding borrowings. See Note 8. Reverse Repurchase Agreement.
(7)
Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities amount to $195,159,429 or 45.2% of the Fund’s net assets at period end.

(8)	Interest rate reflects the 30 day yield at December 31, 2025.

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund
Consolidated Statement of Assets and Liabilities

As of December 31, 2025
Assets
Investments, at fair value (cost $452,216,248)	$453,978,366
Cash	2,440,157
Dividends and interest receivable	2,747,642
Deferred offering and other costs	1,084,719
Prepaid expenses and other assets	32,239

Total assets	460,283,123

Liabilities
Reverse repurchase agreement	14,542,330
Due to bank	10,601,086
Distributions payable	1,523,150
Accrued professional fees	866,523
Net unrealized depreciation on unfunded commitments	540,780
Payable to adviser and affiliates	264,756
Administrative and custodian fees payable	198,221
Interest expenses payable	99,675
Transfer agent fees payable	66,617
Accrued expenses and other liabilities	271,055

Total liabilities	28,974,193

Commitments and contingencies (Note 6)
Net assets	$431,308,930

Net assets consists of
Paid-in capital (No stated par value, unlimited shares authorized)	$430,999,478
Retained earnings	309,452

Net assets	$431,308,930

Net asset value per share	Net Asset Value of Share Class	Shares of Beneficial Interest Outstanding	Net Asset Value per Share
Class A Shares:
Net asset value and redemption price per share	$10,558	1,069	$9.88
Maximum offering price per share (net asset value plus sales charge of 3.50% of gross purchase price)			$10.24
Class I Shares:
Net asset value and redemption price per share	$430,563,441	43,053,442	$10.00
Class I-3 Shares:
Net asset value and redemption price per share	$734,931	73,528	$10.00

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund
Consolidated Statement of Operations

For the period from April 1, 2025 (commencement of operations) to December 31, 2025
Investment income:
Interest income	$18,325,952
Dividend income	1,865,262
Other income	61,491

Total investment income	20,252,705

Operating expenses:
Management fees	2,265,629
Offering costs	485,208
Investment valuation and analysis expense	470,094
Organizational costs	332,511
Professional fees	328,705
Administrative and custodian fees	206,427
Interest expenses	187,643
Trustees’ fees	87,084
Transfer agent fees	66,617
Loan financing fees	55,617
Distribution and shareholder servicing fee	61
Other general expenses	98,683

Total operating expenses	4,584,279

Less: Management fees waiver	(1,132,815)
Less: Expense reimbursement (1)	(334,361)

Net operating expenses	3,117,103

Net investment income (loss)	17,135,602

Realized and unrealized gain (loss)
Net realized gain (loss) on investments	(573,171)
Net change in unrealized appreciation (depreciation) on investments	1,221,338

Total net realized gain (loss) and unrealized appreciation (depreciation)	648,167

Net increase (decrease) in net assets resulting from operations	$17,783,769

(1)	See Note 5 for a discussion of reimbursements payable to the Adviser.

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund
Consolidated Statement of Changes in Net Assets

For the period from April 1, 2025 (commencement of operations) to December 31, 2025
Operations:
Net investment income	$17,135,602
Net realized loss on investments	(573,171)
Net change in unrealized appreciation on investments	1,221,338

Net increase in net assets resulting from operations	17,783,769

Shareholder distributions:
Distributions to Class A shareholders	(684)
Distributions to Class I shareholders	(17,956,979)
Distributions to Class I-3 shareholders	(1,922)

Net decrease in net assets resulting from shareholder distributions	(17,959,585)

Capital share transactions (1) :
Proceeds from shares sold of Class A shares	10,684
Proceeds from shares sold of Class I shares	430,840,503
Proceeds from shares sold of Class I-3 shares	735,277
Payment for shares repurchased of Class I shares	(101,718)

Net increase in net assets resulting from capital share transactions	431,484,746

Net increase in net assets	431,308,930
Net assets, beginning of period	—

Net assets, end of period	$431,308,930

(1)	See Note 7 for a discussion of the Fund’s share of beneficial interest transactions.

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund
Consolidated Statement of Cash Flows

For the period from April 1, 2025 (commencement of operations) to December 31, 2025
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$17,783,769
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investment securities	(490,967,297)
Proceeds from sale and paydowns of investment securities	77,158,548
Net (purchases) sales of money market fund	(39,107,632)
Amortization of premium and accretion of discount on investments	126,962
Net realized (gain) loss from investments	573,171
Net change in unrealized (appreciation) depreciation on investments	(1,221,338)
(Increase) decrease in assets:
Dividends and interest receivable	(2,747,642)
Deferred offering and other costs	(1,084,719)
Prepaid expenses and other assets	(32,239)
Increase (decrease) in liabilities:
Accrued professional fees	866,523
Payable to adviser and affiliates	264,756
Administrative and custodian fees payable	198,221
Interest expenses payable	99,675
Transfer agent fees payable	66,617
Accrued expenses and other liabilities	271,055

Net cash provided by (used in) operating activities	(437,751,570)

Cash flows from financing activities:
Proceeds from sales of shares	416,530,112
Payment for shares repurchased	(101,718)
Distributions to shareholders	(1,380,083)
Proceeds from reverse repurchase agreement	18,944,589
Repayment of reverse repurchase agreement	(4,402,259)
Due to bank	10,601,086

Net cash provided by (used in) financing activities	440,191,727

Net change in cash	2,440,157
Cash, beginning of period	—

Cash, end of period	$2,440,157

Supplemental Information:
Reinvestment of distributions	$15,056,352
Interest paid during period	$87,968

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund
Consolidated Financial Highlights

	For the period from April 1, 2025 (commencement of operations) to December 31, 2025		For the period from August 25, 2025 (commencement of operations) to December 31, 2025
	Class A Shares	Class I Shares	Class I-3 Shares
Per share data:
Net asset value, beginning of period	$10.00	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) (1)	0.50	0.57	0.27
Net realized and unrealized gain (loss)	0.02	0.01	0.01

Total from investment operations	0.52	0.58	0.28
Distribution to shareholders:
Distribution from net investment income	(0.64)	(0.58)	(0.28)

Total distributions to shareholders	(0.64)	(0.58)	(0.28)

Net asset value, end of period	$9.88	$10.00	$10.00

Total return, at net asset value (2)	5.36%	5.89%	2.81%
Ratios/Supplemental data
Ratios to average net assets :
Net investment income (loss) (3)	8.80%	8.94%	9.34%
Total expenses (4) (3)	573.74%	1.90%	82.54%
Expenses after waivers and reimbursements (3)	2.12%	1.38%	1.59%
Portfolio turnover rate (5)	25.66%	25.66%	25.66%
Supplemental Data:
Net assets, end of period	$10,558	$430,563,441	$734,931
Average net assets	$10,705	$300,679,249	$70,249

(1)	Per share amounts calculated based on the average shares outstanding during the period.
(2)
Assumes an initial investment on the business day before the first day of the fiscal period, with all distributions reinvested in additional shares on the reinvestment date, and a complete repurchase by the Fund of the shares so acquired at the net asset value calculated on the last business day of the fiscal period. Sales charges and repurchase fees, if any, are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

(3)	Annualized for periods less than one full year.
(4)	Given the timing of the commencement of operations, the expense ratios are not expected to be indicative of full operations.
(5)	Not annualized

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund

Notes to Consolidated Financial Statements

Note 1. Organization
TCW Private Asset Income Fund (“TPAY”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified,
closed-end
management investment company that is operated as an interval fund. TPAY was organized as a Delaware statutory trust on September 3, 2024, and commenced investment operations on April 1, 2025. In addition, TPAY has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). TPAY, together with its subsidiary, Trestles LLC (the “SPV”), (the “Fund”), engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value (“NAV”).
TCW Asset Backed Finance Management Company LLC (the “Adviser”) serves as the Fund’s investment adviser and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.
On July 2, 2025, the SPV was registered as a Delaware Limited Liability Company and is a wholly-owned
subsidiary of TPAY. It began operations on November 4, 2025 for the purpose of acquiring whole commercial real estate bridge loans and producing current income.
On August 25, 2025, the Fund filed a registration statement with the SEC with respect to a new class of common shares of beneficial interest designated as
Class I-3
(“Class I-3
Shares”). This class participates in the same Significant Accounting Policies as described in Note 3 in these Consolidated Financial Statements. Class I-3 shares commenced operations on August 25, 2025.
As of December 31, 2025, the Fund offers three separate classes of common shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”), Class I (“Class I Shares”) and
Class I-3
Shares.
The Fund’s Shares are not listed for trading on any national securities exchange and the Fund does not currently intend to list its Shares for trading on any national securities exchange. Accordingly, there is currently no secondary market for the Fund’s Shares and the Fund does not expect any secondary market to develop.
Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares daily. The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV per Share. Subject to applicable law and approval of the Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted.
TCW Funds Distributors LLC (the “Distributor”) serves as the principal underwriter and distributor of the Fund’s Shares. Class A Shares are subject to a distribution and shareholder servicing plan under which they pay fees. Class I Shares and
Class I-3
Shares do not pay such fees. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares.
Note 2. Investment Objective, Investment Strategy, and Risk Considerations
Investment objective:
 The Fund’s investment objective is to seek to provide attractive risk-adjusted returns and produce current income.

TCW Private Asset Income Fund

December 31, 2025

Note 2. Investment Objective, Investment Strategy, and Risk Considerations (
Continued
)

Investment strategy:
 The Fund seeks to achieve its investment objective primarily by allocating its assets across a wide range
of private credit strategies, with a focus on asset-backed credit strategies.
Investing in the Fund involves risks, including the risk that a Shareholder may receive little or no return on their investment or that a Shareholder may lose part or all of their investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Principal Risks of the Fund” in the Fund’s prospectus. Shareholders should consider carefully the following principal risks before investing in the Fund:
Market Risk:
 The Fund may be materially adversely affected
by
market, economic and political conditions and natural and
man-made
disasters, including pandemics, wars and supply chain disruptions, globally and in the jurisdictions and sectors in which the Fund invests.
Credit Risk:
 One of the fundamental risks associated with
the
Fund’s investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.
Interest Rate Risk:
 The values of the Fund’s investments fluctuate
in
response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.
Asset-Backed Securities Risk:
 Asset-backed exposures are generally
not
insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those outstanding liabilities, the Fund will incur losses.
Private Credit Risk:
 Because the private credit investments pursued by
the
Fund are not typically registered under the federal securities laws like stocks and bonds, investors in loans have less protection against improper practices than investors in registered securities.
Valuation Risk:
 Given the substantial investment by the Fund in private
securities
, there is no reliable liquid market available for the purposes of valuing the majority of the Fund’s investments. There can be no guarantee that the basis of calculation of the value of the Fund’s investments used in the valuation process will reflect the actual value on realization of those investments.
Counterparty Risk:
 The Fund is exposed to the risk that third parties that
may
owe the Fund, or its issuers, money, securities or other assets will not perform their obligations. Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals.
Closed-end
Interval Fund — Liquidity Risks:
 Although the Fund intends
to
implement a quarterly share repurchase program, there is no guarantee that a shareholder will be able to sell all of the Shares that the shareholder desires to sell. The Fund should therefore be considered to offer limited liquidity.
Industry Risks:
 The Fund may invest a portion of its assets in securities
and
credit instruments associated with real assets, including real estate, infrastructure, digital infrastructure, datacenters, railcar, and aviation, which have historically experienced substantial price volatility.
Use of Leverage — Risk of Borrowing by the Fund:
 The Fund may borrow
money
, which magnifies the potential for gain or loss on amounts invested, subjects the Fund to certain covenants with which it must comply and may increase the risk of investing with the Fund.

TCW Private Asset Income Fund

Notes to Consolidated Financial Statements (Continued)

Note 2. Investment Objective, Investment Strategy, and Risk Considerations (Continued)

Risks Relating to Fund’s RIC Status:
 To qualify and remain eligible for the
special
tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income,
asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.
Note 3. Significant Accounting
Policies
Basis of Presentation:
 The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies (“ASC 946”). U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
Basis of Consolidation:
 The Fund’s consolidated financial statements include balances of both TPAY and the SPV. All intercompany transactions have been eliminated in consolidation.
Allocation of Income, Expenses, Gains and Losses:
 Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class “on a given day”. Operating expenses directly attributable to a specific class are charged against the operations of that class. Class-specific expenses such as distribution and service plan fees, transfer and shareholder servicing fees, and shareholder communications expenses are not deemed material to be broken out by class in the Consolidated Statement of Operations for the period ended December 31, 2025.
Use of Estimates:
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. It also requires management to exercise the process of applying the Fund’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact involves a higher degree of subjectivity and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from those estimates and such differences could be material.
Cash and Cash Equivalents:
Cash consists of amounts held in accounts with the custodian bank. The Fund considers all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund places its cash with financial institutions, and at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Fund seeks to mitigate this concentration of credit risk by depositing funds with major financial institutions. As of December 31, 2025, the Fund had cash of $2,440,157. Any overdrafts are reflected in the Statement of Assets and Liabilities as due to bank. At December 31, 2025, the Fund had an overdraft of $10,601,086.

TCW Private Asset Income Fund

December 31, 2025

Note 3. Significant Accounting Policies (Continued)

Investments:
Investment transactions are recorded as of the applicable trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Consolidated Statement of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3, Fair Value Measurements, for further information about fair value measurements.
Interest from Investments:
Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any.
Loans or debt securities are generally placed on
non-accrual
status when principal or interest payments are past due or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual
status. Interest payments received on
non-accrual
loans may be recognized as income or applied to the cost basis depending upon management’s judgment regarding collectability.
Non-accrual
loans are restored to accrual status when past due principal and interest are current or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in management’s judgment, are likely to remain current. The Fund may make exceptions to this treatment if a loan has sufficient collateral value and is in the process of collection. As of December 31, 2025, there were no loans placed on non-accrual
status.
Dividend Income:
Dividend income on money market fund in which the Fund invests is recorded daily on an accrual basis to the extent that such amounts are expected to be collected.
Organizational Costs:
Organizational costs, primarily for legal expenses associated with the establishment of the Fund, are expensed as incurred. The Fund incurred organizational costs prior to commencement of operations of $332,511.
Offering Costs:
Costs associated with the offering of shares of the Fund are capitalized and included as a deferred offering cost on the Consolidated Statements of Assets and Liabilities. These costs are amortized over a twelve-month period from the later of commencement of operations or incurrence of costs. As of December 31, 2025, the Fund had capitalized $164,171 of offering costs. For the period from April 1, 2025 (commencement of operations) through December 31, 2025, the Fund had amortized deferred offering costs of $485,208.
Deferred financing and other costs:
 Deferred financing and other costs represent fees and expenses incurred in connection with the origination or amendment of the Fund’s debt facility arrangements, including commitment fees, arrangement fees, legal fees, and other directly attributable costs. These costs are capitalized at the time the related debt is issued or amended.

TCW Private Asset Income Fund

Notes to Consolidated Financial Statements (Continued)

Note 3. Significant Accounting Policies (Continued)

Deferred financing costs are amortized on a straight-line basis over the contractual term of the related debt arrangement, which approximates the effective interest method. Amortization of deferred financing and other costs is included in loan financing fee in the Consolidated Statement of Operations. As of December 31, 2025, unamortized deferred financing and other costs of $920,548 is included in the Deferred offering and other costs in the Consolidated Statement of Assets and Liabilities.
Distribution and Shareholder Service Expenses:
The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class A Shares under which the Fund may compensate financial industry professionals for distribution-related expenses and providing ongoing services in respect of clients with whom they have distributed Class A Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up
withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. The Class A Shares are subject to a distribution and/or shareholder servicing fee at an annual rate of up to 0.75% of the average daily net assets of the Fund attributable to such Share class, accrued daily and payable monthly to the Distributor.
Transfer Agent Fees:
U.S. Bank Global Fund Services (the “Transfer Agent”) serves as the transfer agent for the Fund. Transfer Agent Fees consist primarily of fees and expenses incurred in connection with electronic processing of client orders, fund transfers between clients and the Fund, client maintenance and documentation. The Fund pays the Transfer Agent a fee based on various factors, including number of accounts and filings.
Income Taxes:
For federal income tax purposes, the Fund intends to elect to be treated as a RIC under the Code and intends to make the required distributions to its shareholders as specified therein. To qualify as a RIC, the Fund must meet certain minimum distribution, source-of-income,
and asset diversification requirements. If such requirements are met, then the Fund is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.
The minimum distribution requirements applicable to RICs require the Fund to distribute to its shareholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year (the “Annual Distribution Requirement”). ICTI includes non-cash
income such as
paid-in-kind
income. If the Fund earns ICTI in a given tax year that exceeds the amount distributed to shareholders during that year, it may elect to treat certain dividends paid in the following tax year as if they were paid in the prior year. Such dividends must be declared by the Fund on or before the due date for filing its tax return for the year in which the income was earned and must be distributed before the end of next tax year.
In addition, based on the excise distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year
period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to

TCW Private Asset Income Fund

December 31, 2025

Note 3. Significant Accounting Policies (Continued)

corporate income tax is considered to have been distributed. The Fund intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements as reasonably practicable.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. All penalties and interest associated with income taxes, if any, are included in income tax expense. Due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Distribution to Shareholders of Beneficial Interest:
The Fund’s distribution policy is to accrue dividends daily and make quarterly distributions to Shareholders. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Dividends will accrue daily based on the day’s estimate of net investment income. Net realized capital gains, if any are generally distributed at least annually, although the Fund may decide to retain such capital gains for investment.
Dividend Reinvestment Plan (“DRIP”):
Shareholders will automatically participate in the DRIP, unless and until an election is made by the shareholder to withdraw from the plan. Under the DRIP, the Fund’s distributions to participating shareholders are reinvested in full and fractional Shares based on NAV per share at payment date. Shareholders who elect not to participate in the DRIP will receive all distributions in cash.
Note 4. Fair Value Measurements
Fund Valuation:
The NAV per Share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at NAV plus the applicable sales load, if any. The Fund’s NAV per Share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.
Security Valuation:
The Fund’s Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule
2a-5
under the 1940 Act. As permitted by Rule
2a-5
under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting

TCW Private Asset Income Fund

Notes to Consolidated Financial Statements (Continued)

Note 4. Fair Value Measurements (Continued)

systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
Fair Value Measurements:
In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 —	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 —	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and
Level 3 —	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2025, maximized the use of observable inputs and minimized the use of unobservable inputs.
The fair value of asset backed loans is generally valued by third-party pricing services that use valuation estimates from their internal pricing models, broker-dealer quotations or reported trades. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. These securities are classified as Level 3.

TCW Private Asset Income Fund

December 31, 2025

Note 4. Fair Value Measurements (Continued)

The fair value of asset-backed securities, collateralized loan obligations and residential mortgage-backed securities is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.
Money market funds are
open-end
mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized as Level 1 of the fair value hierarchy.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments:

	As of December 31, 2025
Assets	Level 1	Level 2	Level 3	Total
Asset Backed Loans	$—	$—	$219,711,305	$219,711,305
Asset Backed Securities	—	148,630,592	22,744,230	171,374,822
Collateralized Loan Obligation	—	3,030,868	—	3,030,868
Residential Mortgage Backed Securities	—	20,753,739	—	20,753,739
Money Market Fund	39,107,632	—	—	39,107,632

Total Investments, at Fair Value	$39,107,632	$172,415,199	$242,455,535	$453,978,366

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

From April 1, 2025 (commencement of operations) to December 31, 2025
Balance, beginning of period	$—
Purchases	$272,395,641
Sales and paydowns	(30,871,171)
Accretion of discount (premium)	136,687
Net change in unrealized appreciation (depreciation)	794,375

Balance, end of period	$242,455,535

There were no transfers into/out of Level 3 investments during the period.
The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of December 31, 2025:

				Range
	Fair Value as of December 31, 2025	Valuation Techniques	Significant Unobservable Inputs	Low	High	Weighted Average
Asset Backed Loans	$179,111,526	Income Approach	Discount Rate	4.88%	11.28%	7.88%
	30,599,779	Recent Transaction	Transaction Price	99.00%	99.84%	99.37%
	$10,000,000	Broker Quote	Offered Quote	100	100	100
Asset Backed Securities	22,744,230	Income Approach	Discount Rate	8.37%	13.65%	11.01%

	$242,455,535

TCW Private Asset Income Fund

Notes to Consolidated Financial Statements (Continued)

Note 4. Fair Value Measurements (Continued)

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Transaction Price	Increase	Decrease
Offered Quote	Increase	Decrease
The Fund used valuation techniques consistent with the income approach to determine the fair value of certain Level 3 assets as of December 31, 2025. The valuation techniques utilized by the Fund included discounted cash flows analysis. The Fund uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, the resulting fair value of the debt security may be lower. When a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks.
The cost of investments purchased and the proceeds from the sale of investments, other than government securities and short-term investments, for the year ended December 31, 2025 were as follows:

Investment Purchases	$490,967,297
Proceeds from Sales	$77,158,548
Note 5. Related Party Transactions
Due to Adviser:
 In the ordinary course of business, the Fund enters, and may continue to enter into transactions in which the Adviser prepays for the Fund’s expenses that may be considered related party transactions. As of December 31, 2025, the Fund has a payable to Adviser for expense reimbursements amounting to $19,959 and is included in Payable to adviser and affiliates in the Consolidated Statement of Assets and Liabilities.
Investment Advisory Agreement:
Pursuant to the investment advisory agreement (“Investment Advisory Agreement”), dated as of December 16, 2024, between the Fund and the Adviser, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund. The Management Fee is accrued daily and payable monthly in arrears. The Adviser is obligated to pay expenses associated with providing the investment services including compensation and office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund.
Pursuant to the Amended and Restated Expense Limitation Agreement (the “Expense Limitation Agreement”), the Adviser has agreed to contractually waive 50% of all management fees payable to the Adviser pursuant to the Investment Advisory Agreement (“Contractual Fee Waiver”), such that the Adviser shall be entitled to a management fee computed and payable monthly at the annual rate of 0.50% of the value of the Fund’s average daily net assets (subject to the terms of such Investment Advisory Agreement) commencing on the date of commencement of operations of the Fund through August 25, 2026, unless the Board approves its earlier termination. Amounts waived pursuant to the Contractual Fee Waiver are not subject to recoupment.

TCW Private Asset Income Fund

December 31, 2025

Note 5. Related Party Transactions (Continued)

For the period from April 1, 2025 (commencement of operations) through December 31, 2025, gross management fees and Contractual Fee Waivers of $2,265,629 and $(1,132,815), respectively, were included in the Consolidated Statement of Operations. As of December 31, 2025, management fees due to the Adviser net of waiver was $180,364 and is included in Payable to adviser and affiliates in the Consolidated Statement of Assets and Liabilities.
Expense Limitation Agreement:
Pursuant to the Expense Limitation Agreement, the Adviser has contractually agreed to waive, pay, absorb or reimburse all or a portion of the Fund’s fees and other expenses, including its initial organizational and offering expenses, on a monthly basis from commencement of operations of the Fund until August 2026, to the extent necessary to maintain the Fund’s monthly total annualized fund operating expenses in respect of each class (excluding any advisory or management fees, distribution-related and shareholder servicing fees and expenses, expenses attributable to interest and other financing costs, expenses related to litigation and potential litigation, investment expenses (such as brokerage expenses, fees and expenses of outside legal counsel or third-party consultants, due diligence- related fees, loan origination fees, loan servicing fees, loan collection and administration fees, and other costs, expenses and liabilities with respect to consummated and unconsummated investments), acquired fund fees and expenses, taxes and extraordinary or non-routine
expenses, if any) at the level of 0.70% of the
month-end
NAV of Class A and Class I and 0.89% of the
month-end
NAV for
Class I-3
(the “Expense Cap”).
In consideration of the Adviser’s agreement to waive fees and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser (“Adviser Recoupment”), to the extent approved by the Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), in the amount of any waived fees and Fund expenses reimbursed subject to the limitation that a reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser; and (ii) the Adviser Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap of such class. The Adviser Recoupment for a class of Shares will not cause Fund expenses in respect of that class to exceed the Expense Cap either (i) at the time of the waiver or (ii) at the time of the Adviser Recoupment is approved by the Independent Trustees. The Expense Limitation Agreement may be terminated by the Board, including a majority of the Independent Trustees, upon written notice to the Adviser. The Expense Limitation Agreement may not be terminated by the Adviser without the consent of the Board, including a majority of the Independent Trustees.
For the period from April 1, 2025 (commencement of operations) through December 31, 2025, expense reimbursement of $(334,361) is included in the Consolidated Statement of Operations. As of December 31, 2025, the expense reimbursement due to the Adviser was $64,372 and is included in payable to adviser and affiliates in the Consolidated Statement of Assets and Liabilities. Amounts eligible for Adviser Recoupment as of December 31, 2025 will expire on December 31, 2028.
As of December 31, 2025, distribution and shareholder servicing fee of $61 is payable to the Distributor and is included in Payable to adviser and affiliates in the Consolidated Statement of Assets and Liabilities.

TCW Private Asset Income Fund

Notes to Consolidated Financial Statements (Continued)

Note 5. Related Party Transactions (Continued)

Board of Trustees:
 The Fund’s Board of Trustees currently consists of nine members, seven of whom are Independent Trustees.
Trustees may elect to defer receipt of their fees in accordance with the terms of a
Non-Qualified
Deferred Compensation Plan. Deferred compensation is included within Accrued Directors’ Fees and Expenses in the Statement of Assets and Liabilities. Certain Officers and/or Trustees of the Fund are also Officers and/or Trustees of the Advisor but do not receive any compensation from the Fund.
For the period from April 1, 2025 (commencement of operations) through December 31, 2025, the Fund incurred $87,084 in fees and expenses associated with its Independent Trustees’ services on the Fund’s Board of Trustees and its committees. As of December 31, 2025, there were no fees or expenses associated with the Fund’s Independent Trustees payable.
Shareholder Concentration:
 Related parties owned approximately 75.5% of the Fund’s total outstanding shares as of December 31, 2025. Related parties may include, but are not limited to, the Adviser and its affiliates, affiliated broker dealers, affiliated funds, and trustees or employees.
Note 6. Commitments and Contingencies
As of December 31, 2025, the Fund had unfunded commitments to fund revolver and bridge loans of $175,750,570. The value of the unfunded positions is disclosed in the Consolidated Statement of Assets and Liabilities.

Investments	Commitment Type	Maturity Date	Unused Rate	Unfunded Commitment	Unrealized Appreciation (Depreciation) on Unfunded Commitment
Arra Finance Automobile Trust I	Revolver	07/26/2027	0.50%	$4,189,500	$(41,895)
Cardless Asset Receivable Trust	Revolver	04/15/2028	0.50%	7,302,510	(54,769)
Cherry SPV IX LLC	Revolver	10/01/2029	0.40%	70,046,335	(111,840)
Flexible Finance SPV III, LLC	Revolver	05/20/2028	0.50%	22,264,706	(55,662)
Imprint Payments, Inc.	Revolver	07/01/2027	0.50%	60,789,474	(173,397)
King 25 LLC	Bridge Loans	07/01/2026	—%	182,553	—
Mercury Financial Credit Card Master Trust	Revolver	04/20/2029	0.38%	1	—
Riverside 25 LLC	Bridge Loans	07/01/2026	—%	125,000	—
Sothebys Art Loan Trust LLC	Revolver	12/20/2029	0.38%	354,332	—
Upgrade, Inc.	Revolver	12/15/2028	0.50%	10,496,159	(103,217)

Total				$175,750,570	$(540,780)

In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered to be remote.

TCW Private Asset Income Fund

December 31, 2025

Note 7. Share of Beneficial Interest
The following table summarizes transactions in shares of beneficial interest during the period April 1, 2025 (commencement of operations) through December 31, 2025:

Class A	Shares	Amount
Sold	1,000	$10,000
Distribution reinvested	69	684
Repurchase	—	—

Net increase (decrease) from share transactions	1,069	$10,684

Class I	Shares	Amount
Sold	41,560,240	$415,785,112
Distribution reinvested	1,503,364	15,055,391
Repurchase	(10,162)	(101,718)

Net increase (decrease) from share transactions	43,053,442	$430,738,785

Class I-3	Shares	Amount
Sold	73,500	$735,000
Distribution reinvested	28	277
Repurchase	—	—

Net increase (decrease) from share transactions	73,528	$735,277

The Fund has the authority to issue unlimited shares of beneficial interest of each class, at its daily NAV. The Fund’s shares are offered on a daily basis, and subject to applicable law, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at NAV on the repurchase pricing date. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased; however, the Fund may, but is not required to, repurchase an additional amount of Shares, not to exceed 2% of its outstanding Shares on the expiration of the repurchase offer. The Fund does not currently intend to list its Shares for trading on any national securities exchange.
During the period from April 1, 2025 (commencement of operations) through December 31, 2025, the Fund completed share repurchase offers below.

Repurchase Pricing Date	Class	Shares Repurchased	Purchase Price per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	Percent of Outstanding Shares Offered to be Repurchased	Percent of Outstanding Shares Repurchased
July 25, 2025	Class A	—	$10.00	$—	1,529,371.00	5%	0.00%
	Class I	10,162	$10.01	$101,718	1,529,371.00	5%	0.03%

		10,162		$101,718			0.03%

October 24, 2025	Class A	—	$—	$—	1,852,454.62	5%	0.00%
	Class I	—	$—	$—	1,852,454.62	5%	0.00%
	Class I - 3	—	$—	$—	1,852,454.62	5%	0.00%

		—		$—			0.00%

TCW Private Asset Income Fund

Notes to Consolidated Financial Statements (Continued)

Note 8. Reverse Repurchase Agreement
On October 28, 2025, the Fund, through its SPV, executed a Master Repurchase Agreement (“MRA”) with Mizuho Bank, Ltd. (“Mizuho”) with a total commitment of $150,000,000 and interest rate equal to one month term SOFR, plus current applicable margin of 2.25%. The applicable margin varies depending on certain criteria. In this reverse repurchase agreement, the Fund delivers an investment in exchange for cash to Mizuho with a simultaneous agreement to repurchase the same or substantially the same investment at the earliest of (i) October 22, 2027 (ii) second business day following the Fund’s written notice to repurchase the assets or (iii) the date specified by Mizuho pursuant to certain loan covenants. The remaining contractual maturity of the reverse repurchase agreements is overnight and continuous. Reverse repurchase agreements involve the risk that the market value of the investments retained in lieu of sale by the Fund may decline below the price of the investments the Fund has sold but is obligated to repurchase. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
In accordance with ASC 860,
Transfers and Servicing
, these repurchase transactions meet the criteria for secured borrowings. Accordingly, the investments remain on the Fund’s Consolidated Statements of Assets and Liabilities as an asset, and the Fund records a liability to reflect its repurchase obligation to Mizuho as reverse repurchase agreement. The reverse repurchase agreement is secured by the investments that are the subject of the repurchase agreement. As of December 31, 2025, the fair value of investments pledged as collateral for reverse repurchase agreements were $21,137,028. The MRA permits the Fund, under certain circumstances, to offset payables under the MRA with collateral held with Mizuho and create one single net payment from the Fund. The gross and net amount of liabilities related to reverse repurchase agreements recognized and presented in the consolidated statement of asses and liabilities as of December 31, 2025 was $14,542,330. The carrying value of borrowings under the reverse repurchase agreement approximates fair value. As of December 31, 2025, the Fund’s reverse repurchase agreement is categorized as Level 2 within the fair value hierarchy.
Note 9. Tax
It is the policy of the Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.
The following table shows character of distributed and undistributed amounts on a tax basis.

	December 31, 2025
	Amount Distributed During the Year	Undistributed Amount at Year End
Ordinary Income	$17,959,585	$—
Capital Gain	$—	$—

TCW Private Asset Income Fund

December 31, 2025

Note 9. Tax (Continued)

At December 31, 2025, net unrealized appreciation (depreciation) for federal income tax purposes is comprised of the following components:

December 31, 2025
Unrealized appreciation	$1,791,699
Unrealized (depreciation)	$(570,361)

Net unrealized appreciation (depreciation)	$1,221,338

Cost of investments for federal income tax purposes	$452,216,248

The following reclassifications have been made for the permanent difference between book and tax accounting as of December 31, 2025:

Increase (Decrease)
Net Investment Income	$370,040
Accumulated Net Realized Gains	$115,228
Paid in Capital	$(485,268)
At December 31, 2025, the Fund had short-term realized capital losses that will be carried forward indefinitely for federal income tax purposes of $547,226.
The Fund did not have any unrecognized tax benefits at December 31, 2025, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued.
In the normal course of business, the Fund is subject to examination by federal and certain state, local and foreign tax regulators. The Fund’s tax returns to be filed for the year ended December 31, 2025 can be subject to examination.
The Fund has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740,
Income Taxes
, as of December 31, 2025.
Note 10. Indemnification
Under the Fund’s organizational documents, its Officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.
Note 11. Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update (“ASU”)
2023-09,
Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which enhances income tax disclosure requirements, including, but not limited to, those with respect to the Fund’s income tax rate reconciliation and income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024. Management has determined that there is no material impact of the ASU on the Fund’s consolidated financial statements.

TCW Private Asset Income Fund

Notes to Consolidated Financial Statements (Continued)

Note 12. Segment Reporting
In the reporting period, the Fund adopted FASB Accounting Standards Update
2023-07,
Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The Fund represents a single operating segment as the operating results of the Fund are monitored as a whole and its long-term asset allocation is determined in accordance with the terms of its prospectus, based on defined investment objectives that is executed by the Fund’s portfolio management team. The Fund’s Principal Executive Officer and Principal Financial Officer, serves as the Fund’s chief operating decision maker (“CODM”), who act in accordance with Board of Trustee reviews and approvals. The CODM uses financial information, such as changes in net assets from operations, changes in net assets from Fund share transactions, and income and expense ratios, consistent with that presented within the accompanying consolidated financial statements and consolidated financial highlights to assess the Fund’s profits and losses and to make resource allocation decisions. Segment assets are reflected in the consolidated Statement of Assets and Liabilities as Net Assets, which consists primarily of investment securities, at value, and significant segment expenses are listed in the accompanying consolidated Statement of Operations.
Note 13. Subsequent Events
Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued, except as disclosed below.
The Fund commenced a quarterly repurchase offer that began on December 19, 2025 and ended on January 23, 2026 (the “Repurchase Pricing Date”). The following table summarizes the share repurchases completed following the Repurchase Pricing Date.

Repurchase Pricing Date	Class	Shares Repurchased	Purchase Price per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
January 23, 2026	Class A	—	$9.88	$—	2,282,472	5.00%	0.00%
	Class I	5	$10.00	$53	2,282,472	5.00%	0.00%
	Class I - 3	1,028	$10.00	$10,277	2,282,472	5.00%	0.05%

Total		1,033		$10,330

TCW Private Asset Income Fund
Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of
TCW Private Asset Income Fund
Opinion on the Financial Statements and Financial
Highlights
We have audited the accompanying consolidated statement of assets and liabilities of TCW Private Asset Income Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statements of operations, changes in net assets, cash flows, and financial highlights for the period from April 1, 2025 (commencement of operations) to December 31, 2025, and the related notes (collectively referred to as the ”financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations, changes in net assets, cash flows, and financial highlights for the period from April 1, 2025 (commencement of operations) to December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the loan agent banks, custodian, and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Los Angeles, California
March 2, 2026
We have served as the auditor of one or more TCW/Metropolitan West Fund investment companies since 1990.

TCW Private Asset Income Fund

Supplemental Information

Proxy Voting Guidelines
The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of the Fund has delegated the Fund’s proxy voting authority to the Adviser.
Disclosure of Proxy Voting Guidelines
The proxy voting guidelines of the Adviser are available:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the TCW website at https://www.tcw.com/Global-Proxy-Voting-Policy; or

3.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for a description of the Adviser’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Adviser, on behalf of the Fund, prepares and files Form
N-PX
with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form
N-PX
via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form
N-PX
is filed with the SEC.
Availability of Quarterly Portfolio Schedule
The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-PORT-P.
Such filings occur no later than 60 days after the end of the Fund’s first and third quarters and are available on the SEC’s website at www.sec.gov.
Dividend Reinvestment Plan (“DRIP”)
The Fund will operate under the DRIP administered by U.S. Bancorp Fund Services LLC (the “DRIP Administrator”). Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to TCW Private Asset Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City,

TCW Private Asset Income Fund

December 31, 2025

MO 64121-9252. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the DRIP Administrator at least 15 days prior to the record date of the distribution or the Shareholder will receive such Distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares determined by dividing the amount of the distribution by the Fund’s NAV per Share.
All correspondence concerning the DRIP should be directed to TCW Private Asset Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252. Certain transactions can be performed by calling the toll free number
800-386-3829.
Distribution Policy
The Fund’s distribution policy is to accrue dividends daily and make quarterly distributions to Shareholders. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the Fund’s repurchase of Shares, even if such Shares are repurchased at a loss relative to the Shareholder’s original investment. The Board reserves the right to change the distribution policy from time to time.

TCW Global Customer Privacy Policy
Effective October 2025

In this Privacy Policy, “TCW,” “we,” “us,”, and “our” refers collectively to The TCW Group, Inc. and its subsidiaries, affiliates, and funds, including but not limited to, TCW Investment Management Company LLC, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW PT Management Company LLC, TCW Asset Backed Finance Management Company LLC and Sepulveda Management LLC. References to the “Fund” refer to the particular investment fund(s) to which you are, or seek to be, admitted which are managed whether directly or indirectly by one or more investment manager, and references to the “General Partner” refer to the general partner or similarly placed entity of such Fund.
TCW recognizes the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies. We carefully manage information among our affiliated group of companies to safeguard your privacy.
The purpose of this Privacy Policy is to provide you with information about our use of Customer Data (as defined below) in accordance with applicable privacy and data protection laws.

WHAT YOU SHOULD KNOW
If you are in the U.S., we are providing this notice to you to comply with the requirements of Regulation
S-P,
“Privacy of Consumer Financial information,” issued by the United States Securities and Exchange Commission and other applicable privacy laws. This notice specifically addresses nonpublic personal and financial information collected from our customers for the purposes of investment.
If you are in the European Economic Area (“EEA”) and the United Kingdom (collectively, the “EU”), we are providing this notice to you to comply with the requirements of applicable laws, including the General Data Protection Regulation (the “GDPR”), the UK Data Protection Act 2018 and the GDPR as it forms part of the law of England, Wales, Scotland and Northern Ireland (the “UK GDPR”).
Your personal information may be subject to certain additional and/or supplemental privacy notices depending on your location and your relationship with TCW. If you are a TCW employee, a separate employee privacy notice has been provided to you. In addition, please review our online Privacy Policy, available at https://www.tcw.com/Privacy-Policy, for more information about how TCW collects, uses, and shares information from visitors to the TCW website.

OUR PRIVACY POLICY
We are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information; however, no method of transmission or electronic storage is completely secure, and we cannot guarantee absolute security.

CATEGORIES OF INFORMATION WE COLLECT
“Customer Data” means personal data that reasonably can be associated or linked to you or another customer as an individual person, and includes nonpublic personal and financial information, as well as personal data on yourself that you provide to us, as well as the personal data of individuals connected with you as an investor (for example, directors, trustees, employees, representatives, shareholders, investors, clients, beneficial owners or agents). In our use of Customer Data, the Fund, the General Partner and the investment manager are each characterized as a “controller” under the GDPR and the UK GDPR. Except as otherwise described in this Privacy Policy, the affiliates and delegates of the Fund, the General Partner and the investment manager may act as “processors” of Customer Data.
If you are a natural person, this Privacy Policy will affect you directly. If you are a corporate investor (including, for these purposes, legal arrangements such as trusts or exempted limited partnerships) that provides us with Customer Data on individuals connected to you for any reason in relation to your investment with us, this will be relevant for those individuals and you should transmit this document to those individuals or otherwise advise them of its content.
We collect and process the following forms of Customer Data:

◾
Identifiers such as your name, residential and/or business address, mailing address, email address, personal and/or business contact information, proof of address, driver’s license, tax identification number, social security (or national insurance or similar) number, and passport number and other government identification information and/or numbers.

◾	Commercial information, including tax information, bank account details, source of funds details and details related to your investment activity.

◾	Visual information, including your signature.

◾	Professional or employment-related information, including your job title, employer’s name, place of work, work history and income.

◾
Background information, including information needed for or revealed by know-your-customer, fraud, terrorist financing, sanctions and anti-money laundering checks, investor due diligence, accreditation and consents.

◾
Financial information and account history, including information about your assets, income, net worth, amounts and types of investment, profit and loss allocations, capital account balances, commitments, withdrawals, redemptions, subscriptions and contributions, account data, other investment participation information, fund transfer information, beneficiaries, positions, percentages of fund, share or option numbers and values, vesting information, investment history, and transaction and tax information.

◾	Inferences that we draw from Customer Data to create a profile about your preferences.
It is important that we maintain up to date records of key information about you. Please notify us of any significant changes in your personal circumstances as soon as they occur (e.g., change of name, address, contact information, etc.). From time to time, we may ask you to complete a new Customer Data form to ensure our records are up to date.

SOURCES OF CUSTOMER DATA
We collect Customer Data in various ways, including through:

◾
Your, or your employer’s, financial intermediary’s and/or designated representative’s correspondence, interactions and transactions with us, our affiliates, delegates or others, including by letter, email, telephone, our websites, and through information provided in subscription agreements, investor questionnaires, applications and other agreements or documents completed by you or on your behalf.

◾
Information from other public sources, including public news sources, corporate registries, government and other public databases, and professional social media sites, such as LinkedIn, and information we receive from consumer reporting agencies, our services providers or others we may engage in connection with conducting due diligence, know-your-customer, anti-money laundering and other checks required to be performed in relation to admitting new investors.

HOW AND ON WHAT BASIS DO WE USE CUSTOMER DATA?
We use Customer Data for a variety of reasonable and legitimate business purposes, including, but not limited to, where:

◾
It is necessary to enter into or for the performance of our rights and obligations under a contract with you or to take steps at your request prior to entering into a contract (e.g., to process your subscription agreement and/or the constitutional and operational documents of the Fund, provide information you have requested, create and administer your account, administer your investments, maintain registers and communicate with you about your investments).

◾
It is necessary for compliance with legal and regulatory obligations to which we are subject (such as compliance with know-your-customer, anti-money laundering and FATCA/CRS requirements) – this may involve collecting specific Customer Data about you where required by law and disclosing such information to applicable regulators, government bodies, tax and other authorities.

◾
It is necessary for our, our affiliates’, delegates’ and/or other third parties’ legitimate interests (and such interests are not overridden by your interests, fundamental rights or freedoms) or (if required by law) with your consent, including to operate and facilitate our business and services to you, undertake business management, planning, statistical analysis, market research and marketing (including email marketing) activities, administer and maintain our core records, protect our rights and interests, ensure the security of our assets, systems and networks, prevent, detect and investigate fraud, unlawful or criminal activities in relation to our services, and enforce our terms and conditions.

◾	It is necessary for the establishment, exercise or defense of legal claims.
Where we process Customer Data about you on the basis of your consent, you have the right to withdraw that consent at any time. If you decline to provide or withdraw your consent to our use of Customer Data about you and, under applicable law, we are relying on such consent as the legal basis for its processing, there are circumstances in which we will not be able to provide you with certain services or take particular action on your behalf.
Where we process Customer Data about you on the basis of our or a third party’s legitimate interests, we may do so for our or our affiliates’, delegates’ and/or other third parties’ everyday business purposes (such as to process your transactions, maintain your account(s)) or respond to court orders and legal investigations. To the extent permitted by law (including with your consent, where required), we may also process Customer Data about you to offer or market products or services to you (including by email), or permit authorized third parties to offer or market their services to you.
Should we wish to use Customer Data for other specific purposes (including, if applicable, any purpose that requires your consent), we will contact you. We will not use Customer Data for any purposes inconsistent with this Privacy Policy without your permission.
You may be asked to provide some of the Customer Data referred to in this Privacy Policy for one or more of the purposes described above. If you fail to provide this Customer Data when requested, and the information is necessary for TCW to comply with its legal or contractual obligations under applicable law, we may not be able to meet the obligations placed on us. In all other cases, the provision of Customer Data is voluntary.

WITH WHOM DO WE SHARE CUSTOMER DATA?
We may share Customer Data to carry out and implement any and all purposes described above, and for the objects of the Fund, including:

◾
With our affiliates and delegates that may act as data processors, processors or service providers (the “Delegates”), which may use Customer Data, for example, to provide their services to us or to discharge the legal, regulatory, or self-regulatory requirements that apply directly to us or in respect of which we rely upon the Delegates provided that,

◾
Such use of Customer Data by the Delegates will always be compatible with at least one of the aforementioned purposes for which we process Customer Data. The Delegates will not retain, use, sell or otherwise disclose Customer Data for any purpose other than the specific business purpose for which we have provided the information to the Delegate.

◾
With regulatory, self-regulatory, administrative, law enforcement agencies, or other oversight bodies in certain circumstances where we and/or our Delegates are obliged to share Customer Data and other information with respect to your interest in the Fund with the relevant regulatory authorities. They, in turn, may exchange this information with foreign authorities, including tax authorities.

◾	As authorized, for example, by subscription agreements or organizational documents of the Fund and as authorized by you or your designated representatives.

◾
As necessary for us to enter into or to perform a contract with you (e.g., to process your subscription agreement, provide information you have requested, create and administer your account, administer your investments, maintain registers and communicate with you about your investments).

◾	As necessary for our, or a third party’s, legitimate business interests, including with TCW as further described above.

◾
In connection with certain business transactions, with a third party that succeeds the investment manager or the General Partner in carrying on all or a part of our business or if the Fund is otherwise sold or transferred to a third party.

◾
As required by law, regulation, or self-regulatory requirement, including to comply with a subpoena or similar legal process, including when we believe in good faith that disclosure is legally required.

◾	As necessary for the establishment, exercise or defense of legal claims, or where otherwise necessary to protect the investment manager, the General Partner or the Fund’s rights and property.

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES
We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes, such as those necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.
We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.
We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out
provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

◾
We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

◾
We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, to ensure compliance with applicable laws and regulations, or to market our poducts and services to you.

INFORMATION ABOUT FORMER CUSTOMERS
We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

INTERNATIONAL DATA TRANSFERS
Because the internet and our operations are global, Customer Data may be transferred to, processed in, and held in countries (including the United States) other than the one in which you reside. The EEA and the UK do not consider the United States and many other countries to provide essentially equivalent privacy protections. Such transfers are a necessary part of the services that we provide.
We will ensure application of the same standards of privacy protection as set out in this Privacy Policy regardless of the international transfer or processing of Customer Data. To the extent required by, and in accordance with, applicable data protection laws, we rely on appropriate or suitable safeguards in respect of international transfers of Customer Data, including:

◾	Using standard contractual clauses approved by relevant authorities as ensuring adequate safeguards.

◾	Obtaining your consent to transfer Customer Data about you after first informing you about the possible risks of such a transfer.

◾
When the transfer is necessary for the performance of a contract between you and us, or if the transfer is necessary for the performance of a contract between us and a third party, and the contract was entered into in your interest.

◾	When the transfer is necessary to establish, exercise or defend legal claims.

HOW LONG DO WE RETAIN CUSTOMER DATA?
We retain Customer Data only for as long as is necessary for the purposes set out in this Privacy Policy, subject to your rights, under certain circumstances, to have your Customer Data erased. When deciding how long to retain Customer Data, we take into account our legal and regulatory obligations, the amount, nature and sensitivity of the Customer Data, the potential risk of harm from unauthorized use or disclosure of Customer Data, the purposes for which we process Customer Data and whether we can achieve those purposes through other means. We may also retain Customer Data to investigate or defend against potential legal claims in accordance with the limitation periods of countries where legal action may be brought.

INDIVIDUAL RIGHTS
Individuals in the US, the EEA and/or the UK, and individuals in other jurisdictions whose Customer Data is subject to the California Consumer Privacy Act, GDPR and/or the UK GDPR, have certain rights in relation to their Customer Data. Subject to certain limitations, these rights include the right for individuals to: (i) request access to and rectification or erasure of their Customer Data; (ii) restrict or object to the processing of their Customer Data; and (iii) obtain a copy of their Customer Data in a portable format. Individuals may also have the right to lodge a complaint about the processing of Customer Data with a data protection or supervisory authority.

QUESTIONS
Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.
Individuals in some U.S. jurisdictions, including California, have certain data subject rights. These rights vary, but they may include the right to: (i) request access to and rectification or erasure of their personal data; (ii) restrict or object to the processing of their personal data; and (iii) obtain a copy of their personal data in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal data with a data protection authority. If you wish to exercise any of these rights please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS
Financial products offered by The TCW Group, Inc. and its subsidiaries, affiliates, and funds:

◾	Are not guaranteed by a bank;

◾	Are not obligations of The TCW Group, Inc. or of its subsidiaries, affiliates, and funds;

◾	Are not insured by the Federal Deposit Insurance Corporation; and

◾	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.
Attention: Chief Privacy Officer | 515 South Flower Street, Los Angeles, CA 90071 | email: privacy@tcw.com

TCW Private Asset Income Fund
Trustees and Officers

A board of nine trustees is responsible for overseeing the operations of the TCW Private Asset Income Fund. (the “Fund”). The trustees of the Fund, their business addresses and their principal occupations for the last five years are set forth below.
Independent Trustees

Name and Year of Birth (1)	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years (3)	Other Directorships Held by Trustee During Past 5 Years
Patrick C. Haden (1953) Vice Chairman of the Board	Trustee (since inception)	President (since 2003), Wilson Ave. Consulting (business consulting firm).	Auto Club (affiliate of AAA); TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund).
Martin Luther King III (1957)	Trustee (since inception)	President and Chief Executive Officer (since 1998), The King Center
(non-profit
		organization); Chief Executive Officer (since January 2006), Realizing the Dream (non- profit organization); Independent motivational lecturer (since 1980).	TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund).
Peter McMillan (1957)	Trustee (since inception)
Co-founder
(since 2019), Pacific Oak Capital Advisors (investment advisory firm);
Co-founder,
Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm).	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); TCW Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (private fund); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc.
(closed-end
fund); TCW ETF Trust (exchange- traded fund).

TCW Private Asset Income Fund
Trustees and Officers (Continued)

Name and Year of Birth (1)	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years (3)	Other Directorships Held by Trustee During Past 5 Years
Victoria B. Rogers (1961)	Trustee (since inception)	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Causeway Capital Management Trust (mutual fund); The Rose Hills Foundation (charitable foundation); Saint John’s Health Center Foundation (charitable foundation); TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc.
(closed-end
fund); TCW ETF Trust (exchange-traded fund).
Robert G. Rooney (1957)	Trustee (since inception)	Founder (since August 2022), RGR Advisors CT, LLC (financial advisory firm); Chief Financial and Administrative Officer and Senior Financial Advisor (November 2018-March 2021), REEF Technology (real estate and technology services company).	TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund).
Michael Swell (1966)	Trustee (since inception)	Retired (since 2021); Partner and Managing Director (2007-2021), Goldman Sachs Asset Management (asset management company).	TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc.
(closed-end
fund); TCW ETF Trust (exchange-traded fund); Apollo Realty Income Solutions Inc. (nontraded real estate investment trust).

TCW Private Asset Income Fund

Name and Year of Birth (1)	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years (3)	Other Directorships Held by Trustee During Past 5 Years
Andrew Tarica (1959) Chairman of the Board	Trustee (since inception)	Retired (since December 2024); Chief Executive Officer (2001-2024), Meadowbrook Capital Management (asset management company); Employee (2003-January 2022), Cowen Prime Services (broker-dealer).	TCW Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc.
(closed-end
fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company); TCW Spirit Direct Lending, LLC
(closed-end
fund); TCW ETF Trust (exchange-traded fund); TCW Steel City Senior Lending BDC (business development company).

TCW Private Asset Income Fund
Trustees and Officers (Continued)

Interested Trustees
Each of these trustees are “interested persons” of the Fund as defined in the 1940 Act because they are trustees and officers of the Advisor.

Name and Year of Birth (1)	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years (4)	Other Directorships Held by Trustee During Past 5 Years
David Vick (5) (1972)	Trustee (since September 2025)	Group Managing Director (since 2006), TCW LLC.	TCW ETF Trust (exchange- traded fund); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund).
Richard M. Villa (6) (1964) President, Principal Executive Officer, Treasurer, Principal Financial Officer, and Principal Accounting Officer	Trustee (since December 2025) President and Principal Executive Officer (since December 2025) Treasurer, Principal Financial Officer, and Principal Accounting Officer (since inception)	Executive Vice President, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC and (since July 2008), the Advisor, The TCW Group, Inc., Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC; Manager, Executive Vice President and Chief Financial Officer (since September 2024), TCW Asset Backed Finance Management Company LLC; Treasurer, Principal Financial Officer and Principal Accounting Officer (since February 2014), TCW Funds, Inc. and TCW Strategic Income Fund, Inc., (since February 2021), TCW Metropolitan West Funds, and (since March 2025), TCW ETF Trust.	TCW ETF Trust (exchange-traded fund); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund).

TCW Private Asset Income Fund

The officers of the Fund who are not trustees of the Fund are:

Name and Year of Birth (1)	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years (4)
Drew Bowden (1961)	Executive Vice President (since inception)
Executive Vice President, General Counsel and Secretary (since September 2023), the Advisor, Metropolitan West Asset Management, LLC, The TCW Group, Inc., TCW Asset Management Company LLC, TCW LLC and (since September 2024), TCW Asset Backed Finance Management Company LLC; Executive Vice President (since December 2023),
TCW Metropolitan West Funds, TCW Funds, Inc., TCW Strategic Income Fund, Inc., and TCW ETF Trust; Chief Operating Officer (August 2021-September 2023) Western Asset Management Company; Executive Vice President and General Counsel (March 2020-February 2021), Jackson Financial Inc.

Eric Chan (1978)	Assistant Treasurer (since inception)	Managing Director of Fund Operations (since November 2006), Metropolitan West Asset Management, LLC and (since 2009), the Advisor, TCW Asset Management Company LLC and TCW LLC; Assistant Treasurer (since 2010), TCW Metropolitan West Funds, (since 2009), TCW Funds, Inc. and TCW Strategic Income Fund, Inc., and (since March 2025), TCW ETF Trust. Mr. Chan is a Certified Public Accountant.

TCW Private Asset Income Fund
Trustees and Officers (Continued)

Name and Year of Birth (1)	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years (4)
Peter Davidson (1972)	Vice President and Secretary (since inception)	Managing Director, Associate General Counsel and Assistant Secretary (since July 2022), the Advisor, Metropolitan West Asset Management, LLC, TCW Asset Management Company LLC, TCW LLC and (since September 2024), TCW Asset Backed Finance Management Company LLC; Vice President and Assistant Secretary (September 2022 – December 2023), TCW Metropolitan West Funds, TCW Funds, Inc., and TCW Strategic Income Fund, Inc.; Vice President and Secretary (since December 2023), TCW Metropolitan West Funds, TCW Funds, Inc., TCW Strategic Income Fund, Inc., and TCW ETF Trust; Assistant General Counsel – Investment Products and Advisory Services (2020 – July 2022), The Northwestern Mutual Life Insurance Company.
Lisa Eisen (1963)	Tax Officer (since inception)	Tax Officer (since December 2016), TCW Metropolitan West Funds, TCW Funds, Inc., and TCW Strategic Income Fund, Inc., and (since December 2023), TCW ETF Trust; Managing Director and Director of Tax (since August 2016), TCW LLC.
Alenoush Terzian (1983)	Chief Compliance Officer and AML Officer (since inception)	Chief Compliance Officer and Anti-Money Laundering Officer (since August 2025), TCW ETF Trust, TCW Metropolitan West Funds, TCW Funds, Inc., and TCW Strategic Income Fund, Inc.; Senior 1940 Act Compliance Officer and Senior Vice President (March 2024 – present), TCW Group, Inc.; Chief Compliance Officer and Director of Operations (May 2021 – March 2024), Jacob Asset Management of New York LLC; Vice President – Fund Administration and Compliance (December 2010 to May 2021), U.S. Bank Global Fund Services.

TCW Private Asset Income Fund

(1)	The address of each Independent Trustee, Interested Trustee, and officer is c/o The TCW Group, Inc., 515 South Flower Street, Los Angeles, CA 90071.
(2)
A member of the Board shall be required to retire from the Board (and any committee(s) of the Board on which he or she serves) no later than the first regular quarterly meeting of the Board next held after that Board member reaches his or her 75th birthday; provided, however, that the affected Board member may continue to serve as a member of the Board (and member of committee(s) of the Board) for one or more successive one-year
periods, or such shorter extension periods, as shall be approved by a unanimous secret vote of the other members of the Board then serving.

(3)	Positions with companies may have changed over time.
(4)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
(5)	Mr. Vick was elected as a Trustee of the Fund effective September 15, 2025.
(6)	Mr. Villa was elected as a Trustee of the Fund effective December 8, 2025.

TCW Private Asset Income Fund, Inc.
515 South Flower Street
Los Angeles, CA 90071
800 386 3829
www.tcw.com

Board of Trustees

Patrick C. Haden
Martin Luther King III
Peter McMillan
Victoria B. Rogers
Robert G. Rooney
Michael Swell
Andrew Tarica
David Vick
Richard M. Villa

Adviser

TCW Asset Backed Finance
Management Company LLC
515 South Flower Street
Los Angeles, CA 90071

Custodian & Administrator

State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016

Transfer Agent, Dividend Reinvestment, Disbursment Agent and Registar

U.S. Bancorp Fund Services LLC
d/b/a U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, WI 53202

Officers

Richard M. Villa

President, Principal Executive Officer, Treasurer, Principal Financial Officer, and Principal Accounting Officer

Drew Bowden

Executive Vice President

Eric Chan

Assistant Treasurer

Peter Davidson

Vice President and Secretary

Lisa Eisen

Tax Officer

Alenoush Terzian

Chief Compliance Officer and
Anti-Money Laundering Officer
Independent Registered Public Accounting Firm Deloitte & Touche LLP 555 West 5th Street, Suite 2700 Los Angeles, CA 90013 For Additional Information Call 800 FUND TCW (800 386 3829) or visit tcw.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to their portfolios’ securities during the most recent
12-month
period ending June 30 are available (i) without charge, upon request, by calling 800 386 3829; (ii) on the Securities and Exchange Commission’s website at www.sec.gov.
In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
NPORT-P.
Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.
To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800 386 3829 (or contact your financial institution).
We will begin sending you individual copies thirty days after receiving your request.
This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has made no material changes to its code of ethics during the period covered by this Form N-CSR.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 19(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)

The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Victoria B. Rogers, Robert G. Rooney, and Michael Swell. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a)	Audit Fees

For the fiscal year ended December 31, 2025, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2025
$90,000

(b)	Audit-Related Fees

For the fiscal year ended December 31, 2025, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2025
$0

(c)	Tax Fees

For the fiscal year ended December 31, 2025, the aggregate fees billed for tax compliance, tax advice, and tax planning by Deloitte were:

2025
$0

(d)	All Other Fees

For the fiscal year ended December 31, 2025, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2025
$0

(e)(1)

The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

No non-audit fees except as disclosed in Item 4(c) above were billed by the Registrant’s accountant for services rendered to the Registrant, or rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the last fiscal year of the Registrant.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Registrant’s Audit Committee members, consisting solely of independent directors, are:

Patrick C. Haden

Martin Luther King III

Peter McMillan

Victoria B. Rogers

Robert G. Rooney

Michael Swell

Andrew Tarica

(b)	Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 19(c) is a copy of the proxy voting policies and procedures of the Registrant.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers*

Name	Experience with the Fund	Primary Title with Investment Advisor

Dylan Ross	Since inception	Managing Director and Generalist Portfolio Manager since 2024. Previously, Partner, Portfolio Manager, and Co-Head of Structured Credit at Brigade Capital Management, LP.

Max Scherr	Since inception	Managing Director and Generalist Portfolio Manager since 2024. Previously, Partner and Portfolio Manager at Brigade Capital Management, LP.

Peter Van Gelderen	Since inception	Specialist Portfolio Manager since 2023. Previously, Senior Portfolio Manager and Head of Securitized Markets at American Century Investments.

*	The foregoing information regarding the Registrant’s portfolio managers is as of March 2, 2026. (Positions with TCW and its affiliates may have changed over time.)

(a)(2) Other Accounts Managed as of December 31, 2025 in millions.

Dylan Ross

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	$50,000,000.00	—	—
Other Accounts	4	$71,593,363.65	—	—

Max Scherr

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	$50,000,000.00	—	—
Other Accounts	4	$71,593,363.65	—	—

Peter Van Gelderen

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies	2	$1,809,718,455.79	—	—
Other Pooled Investment Vehicles	7	$1,487,064,701.54	2	$259,217,563.17
Other Accounts	23	$11,521,321,385.81	2	$2,872,560,247.98

Conflicts

The TCW Group, Inc. and its subsidiaries, the Registrant, TCW Funds, Inc., TCW Strategic Income Fund, Inc., the TCW Metropolitan West Funds, and TCW ETF Trust (collectively, “TCW”) have policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

(a)(3) Portfolio Manager Compensation

The overall objective of the TCW Asset Backed Finance Management Company LLC’s (the “Adviser”) compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in the Adviser’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contributions to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to the Fund as that used to compensate portfolio managers for other client accounts in the same strategy managed by the Adviser or an affiliate of the Adviser (collectively, the “TCW Advisers”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the Prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Adviser. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Adviser’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Adviser’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in the Adviser’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in the Adviser’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

(a)(4)	Share Ownership in Registrant as of December 31, 2025.

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill

Dylan Ross	X

Max Scherr	X

Peter Van Gelderen	X

(b)	Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16.	Controls and Procedures.

(a)

The Principal Executive Officer and Principal Financial and Accounting Officer have concluded, as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of such date, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)(1)	EX-99.CODE – Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)	Not applicable.

(a)(3)	EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

(c)	EX-99.(c) – Proxy Voting Policies and Procedures are filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Private Asset Income Fund

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
President, Principal Executive Officer, Treasurer, Principal Financial Officer, and Principal Accounting Officer

Date	March 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
President, Principal Executive Officer, Treasurer, Principal Financial Officer, and Principal Accounting Officer

Date	March 9, 2026